EXHIBIT 99.1

Home BancShares, Inc. Announces First Quarter 2008 Earnings

CONWAY, Ark., April 17, 2008 (PRIME NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced first quarter earnings of $7.3 million, or $0.39 diluted earnings per share for the quarter ended March 31, 2008, compared to earnings of $4.8 million, or $0.27 diluted earnings per share for the same period in 2007. This represents a $2.5 million, or 52.9% increase in the 2008 earnings over 2007.

Because of acquisitions as both a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.40 and $0.29 for the first quarter of 2008 and 2007, respectively.

"This was a solid quarter with strong growth in our balance sheet," said John Allison, Chairman and Chief Executive Officer. "The accomplishments of everyone in our family of banks resulted in loan growth of $67.2 million and deposit growth of $83.7 million, excluding the acquired balances of Centennial Bank. We also saw our net interest margin improve 17 basis points on a linked quarter basis. As anticipated, we did see an increase in the non-performing loans, particularly from our Florida market; we are pleased to report this increase was on the lower end of our expected range."

Operating Highlights

Net interest income for the first quarter of 2008 increased 29.7% to $20.8 million compared to $16.1 million for the first quarter of 2007. Net interest margin, on a fully taxable equivalent basis, was 3.78% in the quarter just ended compared to 3.42% in the first quarter of 2007, an increase of 36 basis points. The Company's first quarter 2008 net interest margin of 3.78% reflected an increase of 17 basis points from 3.61% in the fourth quarter of 2007. The Company's strong loan growth which was partially funded by run off in the investment portfolio combined with improved pricing on our deposit growth allowed the Company to improve net interest margin.

Non-interest income for the first quarter of 2008 was $13.5 million compared with $6.2 million for the first quarter of 2007, a 118.1% increase. The increase in non-interest income is the result of various items including our acquisition of Centennial Bancshares in the first quarter of 2008, organic growth from service charges on deposits and other service charges and fees and a one-time gain on the sale of our equity investment in White River Bancshares.

Non-interest expense for the first quarter of 2008 was $18.7 million compared with $14.7 million for the first quarter of 2007, an increase of 26.7%. The increase is primarily the result of our acquisition of Centennial Bancshares in the first quarter of 2008, de novo expansion, additional costs associated with our efficiency study and with the normal increased cost of doing business.

Financial Condition

Total loans were $1.87 billion at March 31, 2008 compared to $1.48 billion at March 31, 2007, an increase of 26.5%. Total deposits were $1.85 billion at March 31, 2008 compared to $1.63 billion at March 31, 2007, an increase of 13.9%. Total assets were $2.57 billion at March 31, 2008, a 16.7% increase from $2.20 billion at March 31, 2007.

Nonperforming loans as a percent of total loans were 0.64% as of March 31, 2008 compared to 0.42% as of March 31, 2007. Nonperforming assets as a percent of total assets were 0.67% as of March 31, 2008 compared to 0.30% as of March 31, 2007.

The Company's allowance for loan losses was $37.1 million at March 31, 2008, or 1.99% of total loans, compared to $26.9 million, or 1.83% of total loans, at March 31, 2007. As of March 31, 2008, the Company's allowance for loan losses equaled 308% of its total nonperforming loans compared to 436% as of March 31, 2007.

Stockholders' equity was $286.4 million at March 31, 2008 compared to $236.9 million at March 31, 2007, an increase of 20.9%. Book value per common share was $15.62 at March 31, 2008 compared to $13.75 at March 31, 2007, a 13.6% increase.

Branch Expansion

During 2008, the Company opened Arkansas branch locations in Morrilton and Cabot. Presently, the Company is evaluating additional opportunities but has no firm commitments for any additional de novo branch locations.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, April 17, 2008. Interested parties can listen to this call by calling 1-800-860-2442 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 417469, which will be available until April 24, 2008 at 10:59 p.m. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares Inc.'s financial results is included in the Company's Form 10-K filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a financial holding company, headquartered in Conway, Arkansas, with six wholly owned bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Three of the bank subsidiaries are located in the central Arkansas market area, a fourth serves central and southern Arkansas, a fifth serves Stone County in north central Arkansas, and a sixth serves the Florida Keys and southwestern Florida. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB".

                        Home BancShares, Inc.
               Consolidated End of Period Balance Sheets
                              (Unaudited)

                  Mar. 31,  Dec. 31,   Sep. 30,   Jun. 30,   Mar. 31,
 (In thousands)     2008       2007       2007       2007       2007
 --------------  ---------- ---------- ---------- ---------- ----------

       ASSETS
       ------

 Cash and due
  from banks    $   53,862 $   51,468 $   46,471 $   51,110 $   57,998
 Interest-
  bearing
  deposits with
  other banks        5,828      3,553      2,573      2,431      2,962
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents      59,690     55,021     49,044     53,541     60,960
 Federal funds
  sold              37,331         76     11,145     10,182     10,685
 Investment
  securities -
  available
  for sale         403,755    430,399    447,826    458,782    476,534
 Loans
  receivable     1,866,969  1,606,994  1,560,374  1,525,013  1,475,376
 Allowance for
  loan losses      (37,075)   (29,406)   (28,636)   (28,112)   (26,934)
                ---------- ---------- ---------- ---------- ----------
  Loans
   receivable,
   net           1,829,894  1,577,588  1,531,738  1,496,901  1,448,442
 Bank premises
  and equipment,
  net               71,155     67,702     66,770     64,656     60,751
 Foreclosed
  assets held
  for sale           5,097      5,083      4,915        182        327
 Cash value of
  life
  insurance         48,678     48,093     47,468     46,862     42,746
 Investments in
  unconsoli-
  dated
  affiliates         1,424     15,084     14,982     14,836     12,336
 Accrued
  interest
  receivable        14,649     14,321     15,186     14,847     14,331
 Deferred tax
  asset, net        10,583      9,163      9,499     11,023      8,455
 Goodwill           49,849     37,527     37,527     37,527     37,527
 Core deposit
  and other
  intangibles        7,934      7,702      8,141      8,580      9,019
 Mortgage
  servicing
  rights             2,333         --         --         --         --
 Other assets       28,773     23,871     23,431     22,002     21,463
                ---------- ---------- ---------- ---------- ----------
  Total assets  $2,571,145 $2,291,630 $2,267,672 $2,239,921 $2,203,576
                ========== ========== ========== ========== ==========

   LIABILITIES AND STOCKHOLDERS' EQUITY
   ------------------------------------

 Liabilities
  Deposits:
   Demand and
    non-
    interest-
    bearing     $  255,532 $  211,993 $  217,666 $  224,675 $  228,716
   Savings and
    interest-
    bearing
    transaction
    accounts       687,252    582,477    569,797    612,853    606,593
   Time
    deposits       911,954    797,736    811,108    805,485    792,951
                ---------- ---------- ---------- ---------- ----------
    Total
     deposits    1,854,738  1,592,206  1,598,571  1,643,013  1,628,260
 Federal funds
  purchased             --     16,407      8,690         --     25,450
 Securities
  sold under
  agreements to
  repurchase       114,589    120,572    131,007    127,392    128,335
 FHLB borrowed
  funds            249,848    251,750    226,028    175,455    127,842
 Accrued
  interest
  payable and
  other
  liabilities       17,936     13,067     12,204     11,061     12,192
 Subordinated
  debentures        47,643     44,572     44,595     44,618     44,640
                ---------- ---------- ---------- ---------- ----------
   Total
    liabilities  2,284,754  2,038,574  2,021,095  2,001,539  1,966,719
                ---------- ---------- ---------- ---------- ----------

 Stockholders'
  equity
 Common stock          183        173        172        172        172
 Capital
  surplus          220,052    195,649    195,429    195,257    194,930
 Retained
  earnings          65,575     59,489     54,871     50,333     45,875
 Accumulated
  other
  comprehensive
  gain (loss)          581     (2,255)    (3,895)    (7,380)    (4,120)
                ---------- ---------- ---------- ---------- ----------
  Total stock-
   holders'
   equity          286,391    253,056    246,577    238,382    236,857
                ---------- ---------- ---------- ---------- ----------
  Total
   liabilities
   and
   stock-
   holders'
   equity       $2,571,145 $2,291,630 $2,267,672 $2,239,921 $2,203,576
                ========== ========== ========== ========== ==========

                        Home BancShares, Inc.
                   Consolidated Statements of Income
                              (Unaudited)

                                        Quarter Ended
                      ------------------------------------------------
                      Mar. 31,  Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,
 (In thousands)         2008      2007      2007      2007      2007
 -------------        --------  --------  --------  --------  --------
 Interest income
  Loans               $ 33,245  $ 30,887  $ 31,116  $ 29,776  $ 28,288
  Investment
   securities
    Taxable              3,762     4,011     4,133     4,273     4,586
    Tax-exempt           1,168     1,093     1,043     1,025     1,026
  Deposits -
   other banks              55        34        53        30        49
  Federal funds
   sold                    166        31        36        40       235
                      --------  --------  --------  --------  --------

 Total interest
  income                38,396    36,056    36,381    35,144    34,184
                      --------  --------  --------  --------  --------

 Interest expense
  Interest on
   deposits             13,522    13,592    14,416    14,091    14,133
  Federal funds
   purchased                69       170       194       247       205
  FHLB borrowed
   funds                 2,575     2,712     2,426     2,033     1,811
  Securities sold
   under
   agreements to
   repurchase              588       974     1,267     1,281     1,224
  Subordinated
   debentures              811       748       758       747       749
                      --------  --------  --------  --------  --------

 Total interest
  expense               17,565    18,196    19,061    18,399    18,122
                      --------  --------  --------  --------  --------

 Net interest
  income                20,831    17,860    17,320    16,745    16,062
  Provision for
   loan losses           4,809     1,195       547       680       820
                      --------  --------  --------  --------  --------
 Net interest
  income after
  provision for
  loan losses           16,022    16,665    16,773    16,065    15,242
                      --------  --------  --------  --------  --------

 Non-interest
  income
  Service charges
   on deposit
   accounts              3,097     3,129     2,816     2,669     2,588
  Other service
   charges and
   fees                  1,763     1,294     1,342     1,334     1,500
  Data processing
   fees                    210       165       192       209       218
  Mortgage lending
   income                  632       385       451       478       348
  Mortgage
   servicing
   income                  231        --        --        --        --
  Insurance
   commissions             272       149       153       171       289
  Income from
   title services          168       138       181       238       156
  Increase in cash
   value of life
   insurance               586       626       607       617       598
  Dividends from
   FHLB, FRB &
   bankers' bank           281       259       218       207       227
  Equity in
   earnings of
   unconsolidated
   affiliate               102        37        47       (56)     (114)
  Gain on sale of
   equity
   investment            6,102        --        --        --        --
  Gain on sale of
   SBA loans               101        --        --       170        --
  Gain (loss) on
   sale of
   premises &
   equip, net               (2)      (14)      (31)      167        14
  Gain (loss) on
   OREO                   (380)       --        --        --        37
  Gain (loss) on
   securities, net          --        --        --        --        --
  Other income             371       486       336       379       344
                      --------  --------  --------  --------  --------

 Total
  non-interest
  income                13,534     6,654     6,312     6,583     6,205
                      --------  --------  --------  --------  --------

 Non-interest
  expense
  Salaries and
   employee
   benefits              9,278     7,560     7,739     7,757     7,440
  Occupancy and
   equipment             2,702     2,461     2,446     2,342     2,210
  Data processing
   expense                 786       690       644       670       644
  Other operating
   expenses              5,917     4,967     4,770     4,748     4,447
                      --------  --------  --------  --------  --------

 Total
  non-interest
  expense               18,683    15,678    15,599    15,517    14,741
                      --------  --------  --------  --------  --------

 Income before
  income taxes          10,873     7,641     7,486     7,131     6,706
  Income tax
   expense               3,595     2,246     2,258     2,070     1,945
                      --------  --------  --------  --------  --------
 Net income           $  7,278  $  5,395  $  5,228  $  5,061  $  4,761
                      ========  ========  ========  ========  ========

                                        Three Months Ended
                                        ------------------
                                         Mar. 31, Mar. 31,
 (In thousands)                           2008      2007
 -------------                          --------  --------
 Interest income
  Loans                                 $ 33,245  $ 28,288
  Investment
   securities
    Taxable                                3,762     4,586
    Tax-exempt                             1,168     1,026
  Deposits -
   other banks                                55        49
  Federal funds
   sold                                      166       235
                                        --------  --------

 Total interest
  income                                  38,396    34,184
                                        --------  --------

 Interest expense
  Interest on
   deposits                               13,522    14,133
  Federal funds
   purchased                                  69       205
  FHLB borrowed
   funds                                   2,575     1,811
  Securities sold
   under
   agreements to
   repurchase                                588     1,224
  Subordinated
   debentures                                811       749
                                        --------  --------

 Total interest
  expense                                 17,565    18,122
                                        --------  --------

 Net interest
  income                                  20,831    16,062
  Provision for
   loan losses                             4,809       820
                                        --------  --------
 Net interest
  income after
  provision for
  loan losses                             16,022    15,242
                                        --------  --------

 Non-interest
  income
  Service charges
   on deposit
   accounts                                3,097     2,588
  Other service
   charges and
   fees                                    1,763     1,500
  Data processing
   fees                                      210       218
  Mortgage lending
   income                                    632       348
  Mortgage
   servicing
   income                                    231        --
  Insurance
   commissions                               272       289
  Income from
   title services                            168       156
  Increase in cash
   value of life
   insurance                                 586       598
  Dividends from
   FHLB, FRB &
   bankers' bank                             281       227
  Equity in
   earnings of
   unconsolidated
   affiliate                                 102      (114)
  Gain on sale of
   equity
   investment                              6,102        --
  Gain on sale of
   SBA loans                                 101        --
  Gain (loss) on
   sale of
   premises &
   equip, net                                 (2)       14
  Gain (loss) on
   OREO                                     (380)       37
  Gain (loss) on
   securities, net                            --        --
  Other income                               371       344
                                        --------  --------

 Total
  non-interest
  income                                  13,534     6,205
                                        --------  --------

 Non-interest
  expense
  Salaries and
   employee
   benefits                                9,278     7,440
  Occupancy and
   equipment                               2,702     2,210
  Data processing
   expense                                   786       644
  Other operating
   expenses                                5,917     4,447
                                        --------  --------

 Total
  non-interest
  expense                                 18,683    14,741
                                        --------  --------

 Income before
  income taxes                            10,873     6,706
  Income tax
   expense                                 3,595     1,945
                                        --------  --------
 Net income                             $  7,278  $  4,761
                                        ========  ========

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)

 (Dollars and shares                    Quarter Ended
 in thousands,         -----------------------------------------------
 except per share      Mar. 31,  Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,
 data)                   2008      2007      2007      2007      2007
 -------------------   -------   -------   -------   -------   -------

    PER SHARE DATA
    --------------

 Diluted earnings
  per share            $  0.39   $  0.31   $  0.30   $  0.29   $  0.27
 Diluted cash
  earnings per
  share                   0.40      0.33      0.31      0.30      0.29
 Basic earnings per
  share                   0.40      0.32      0.30      0.29      0.28
 Dividends per
  share - common         0.050     0.045     0.040     0.035     0.025
 Book value per
  common share           15.62     14.67     14.30     13.83     13.75
 Tangible book
  value per common
  share                  12.47     12.05     11.65     11.15     11.05

    STOCK INFORMATION
    -----------------

 Average common
  shares outstanding    18,335    17,246    17,239    17,235    17,219
 Average diluted
  shares outstanding    18,792    17,538    17,537    17,544    17,501
 End of period
  common shares
  outstanding           18,337    17,250    17,243    17,238    17,222

    ANNUALIZED PERFORMANCE RATIOS
    -----------------------------

 Return on average
  assets                 1.15%     0.94%     0.92%     0.92%     0.88%
 Cash return on
  average assets         1.22%     1.01%     0.99%     0.99%     0.95%
 Return on average
  equity                10.35%     8.56%     8.60%     8.52%     8.30%
 Cash return on
  average tangible
  equity                13.53%    10.98%    11.16%    11.14%    10.96%
 Efficiency ratio       51.94%    60.54%    62.47%    62.95%    62.52%
 Net interest
  margin - FTE           3.78%     3.61%     3.55%     3.51%     3.42%
 Fully taxable
  equivalent
  adjustment               716       659       634       623       610

    RECONCILIATION OF CASH EARNINGS
    -------------------------------

 GAAP net income       $ 7,278   $ 5,395   $ 5,228   $ 5,061   $ 4,761
 Intangible
  amortization
  after-tax                282       267       267       267       267
                       -------   -------   -------   -------   -------
 Cash earnings         $ 7,560   $ 5,662   $ 5,495   $ 5,328   $ 5,028
                       =======   =======   =======   =======   =======

 GAAP diluted
  earnings per
  share                $  0.39   $  0.31   $  0.30   $  0.29   $  0.27
 Intangible
  amortization
  after-tax               0.01      0.02      0.01      0.01      0.02
                       -------   -------   -------   -------   -------
 Diluted cash
  earnings per
  share                $  0.40   $  0.33   $  0.31   $  0.30   $  0.29
                       =======   =======   =======   =======   =======

     OTHER OPERATING EXPENSES
     ------------------------

 Advertising           $   614   $   836   $   646   $   580   $   629
 Amortization of
  intangibles              462       439       439       439       439
 Amortization of
  mortgage servicing
  rights                   147        --        --        --        --
 Electronic banking
  expense                  752       556       618       655       530
 Directors' fees           231       226       225       218       174
 Due from bank
  service charges           62        52        55        51        56
 FDIC and state
  assessment               315       259       266       231       260
 Insurance                 228       218       211       228       244
 Legal and
  accounting               280       276       308       303       319
 Mortgage servicing
  expense                   87        --        --        --        --
 Other professional
  fees                     833       317       201       214       170
 Operating supplies        244       289       241       227       226
 Postage                   180       165       163       171       164
 Telephone                 231       263       227       233       228
 Other expense           1,251     1,071     1,170     1,198     1,008
                       -------   -------   -------   -------   -------

  Total other
   operating
   expenses            $ 5,917   $ 4,967   $ 4,770   $ 4,748   $ 4,447
                       =======   =======   =======   =======   =======

 (Dollars and shares                           Three Months Ended
 in thousands,                                 ------------------
 except per share                              Mar. 31,   Mar. 31,
 data)                                          2008       2007
 -------------------                           -------    -------

    PER SHARE DATA
    --------------

 Diluted earnings
  per share                                    $  0.39    $  0.27
 Diluted cash
  earnings per
  share                                           0.40       0.29
 Basic earnings per
  share                                           0.40       0.28
 Dividends per
  share - common                                 0.050      0.025
 Book value per
  common share                                   15.62      13.75
 Tangible book
  value per common
  share                                          12.47      11.05

    STOCK INFORMATION
    -----------------

 Average common
  shares outstanding                            18,335     17,219
 Average diluted
  shares outstanding                            18,792     17,501
 End of period
  common shares
  outstanding                                   18,337     17,222

    ANNUALIZED PERFORMANCE RATIOS
    -----------------------------

 Return on average
  assets                                         1.15%      0.88%
 Cash return on
  average assets                                 1.22%      0.95%
 Return on average
  equity                                        10.35%      8.30%
 Cash return on
  average tangible
  equity                                        13.53%     10.96%
 Efficiency ratio                               51.94%     62.52%
 Net interest
  margin - FTE                                   3.78%      3.42%
 Fully taxable
  equivalent
  adjustment                                       716        610

    RECONCILIATION OF CASH EARNINGS
    -------------------------------

 GAAP net income                               $ 7,278    $ 4,761
 Intangible
  amortization
  after-tax                                        282        267
                                               -------    -------
 Cash earnings                                 $ 7,560    $ 5,028
                                               =======    =======

 GAAP diluted
  earnings per
  share                                         $ 0.39    $  0.27
 Intangible
  amortization
  after-tax                                       0.01       0.02
                                               -------    -------
 Diluted cash
  earnings per
  share                                        $  0.40    $  0.29
                                               =======    =======

     OTHER OPERATING EXPENSES
     ------------------------

 Advertising                                   $   614    $   629
 Amortization of
  intangibles                                      462        439
 Amortization of
  mortgage servicing
  rights                                           147         --
 Electronic banking
  expense                                          752        530
 Directors' fees                                   231        174
 Due from bank
  service charges                                   62         56
 FDIC and state
  assessment                                       315        260
 Insurance                                         228        244
 Legal and
  accounting                                       280        319
 Mortgage servicing
  expense                                           87         --
 Other professional
  fees                                             833        170
 Operating supplies                                244        226
 Postage                                           180        164
 Telephone                                         231        228
 Other expense                                   1,251      1,008
                                               -------    -------

  Total other
   operating
   expenses                                    $ 5,917    $ 4,447
                                               =======    =======

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)
 (Dollars
    in       Mar. 31,    Dec. 31,    Sep. 30,    Jun. 30,    Mar. 31,
 thousands)    2008        2007        2007        2007        2007
 ---------- ----------  ----------  ----------  ----------  ----------

    LOAN BALANCES
    -------------

 Real estate
  Commercial
   real
   estate
   loans
   Non-farm/
    non-
    residen-
    tial    $  765,881  $  607,638  $  590,083  $  555,466  $  519,680
   Construc-
    tion/land
    develop-
    ment       341,442     367,422     365,236     368,632     369,022
   Agricul-
    tural       24,739      22,605      22,432      32,235      33,245
  Residential
   real
   estate
   loans
   Residential
    1-4
    family     343,475     259,975     251,057     240,003     231,788
   Multifamily
    residen-
    tial        73,220      45,428      38,528      37,559      39,329
            ----------  ----------  ----------  ----------  ----------
 Total real
  estate     1,548,757   1,303,068   1,267,336   1,233,895   1,193,064
 Consumer       55,251      46,275      45,212      43,964      42,345
 Commercial
  and
  industrial   224,756     219,062     206,744     205,760     205,531
 Agricultural   17,559      20,429      25,506      24,969      16,986
 Other          20,646      18,160      15,576      16,425      17,450
            ----------  ----------  ----------  ----------  ----------
  Total
   loans
   receivable
   before
   allowance
   for loan
   losses    1,866,969   1,606,994   1,560,374   1,525,013   1,475,376
 Allowance
  for loan
  losses        37,075      29,406      28,636      28,112      26,934
            ----------  ----------  ----------  ----------  ----------
 Total loans
  receivable,
  net       $1,829,894  $1,577,588  $1,531,738  $1,496,901  $1,448,442
            ==========  ==========  ==========  ==========  ==========

 Loans to
  deposits      100.66%     100.93%      97.61%      92.82%      90.61%

    ALLOWANCE FOR LOAN LOSSES
    -------------------------

 Balance,
  beginning
  of period $   29,406  $   28,636  $   28,112  $   26,934  $   26,111
 Loans
  charged off      623         486         172          68         100
 Recoveries
  of loans
  previously
  charged off      101          61         149         566         103
            ----------  ----------  ----------  ----------  ----------
  Net
   (recoveries)
   loans
   charged
   off             522         425          23        (498)         (3)
 Provision
  for loan
  losses         4,809       1,195         547         680         820
 Allowance
  for loan
  loss of
  acquired
  institution    3,382          --          --          --          --
            ----------  ----------  ----------  ----------  ----------
 Balance,
  end of
  period    $   37,075  $   29,406  $   28,636  $   28,112  $   26,934
            ==========  ==========  ==========  ==========  ==========

 Net
  (recoveries)
  charge-offs
  to average
  loans           0.11%       0.11%       0.01%      -0.13%       0.00%
 Allowance
  for loan
  losses to
  total loans     1.99%       1.83%       1.84%       1.84%       1.83%

    NON-PERFORMING ASSETS
    ---------------------

 Non-performing
  loans
  Non-accrual
   loans    $   12,033  $    2,952  $    2,572  $   18,964  $    5,059
  Loans past
   due 90
   days or
   more             --         301         150         105       1,116
            ----------  ----------  ----------  ----------  ----------
   Total
   non-
   performing
   loans        12,033       3,253       2,722      19,069       6,175
            ----------  ----------  ----------  ----------  ----------
 Other non-
  performing
  assets
  Foreclosed
   assets
   held for
   sale          5,097       5,083       4,915         182         327
  Other non-
   performing
   assets           27          15          --           1           1
            ----------  ----------  ----------  ----------  ----------
   Total
    other
    non-
    performing
    assets       5,124       5,098       4,915         183         328
            ----------  ----------  ----------  ----------  ----------
   Total
    non-
    performing
    assets  $   17,157  $    8,351  $    7,637  $   19,252  $    6,503
            ==========  ==========  ==========  ==========  ==========

 Allowance
  for loan
  losses to
  non-performing
  loans         308.11%     903.97%    1052.02%     147.42%     436.18%
 Non-performing
  loans to
  total loans     0.64%       0.20%       0.17%       1.25%       0.42%
 Non-performing
  assets to
  total
  assets          0.67%       0.36%       0.34%       0.86%       0.30%

                         Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

                                   Three Months Ended
                  ----------------------------------------------------
                        March 31, 2008           December 31, 2007
                  -------------------------  -------------------------
 (Dollars in       Average    Income/ Yield/  Average    Income/ Yield/
  thousands)       Balance    Expense  Rate   Balance    Expense  Rate
 ---------------  ----------  -------  ----  ----------  -------  ----

    ASSETS
    ------

 Earning assets
   Interest-
    bearing
    balances due
    from banks    $    5,397  $    55  4.10% $    2,935  $    34  4.60%
   Federal funds
    sold              22,701      166  2.94%      2,855       31  4.31%
   Investment
    securities -
    taxable          324,101    3,762  4.67%    347,838    4,011  4.57%
   Investment
    securities -
    non-taxable -
    FTE              109,314    1,826  6.72%    102,475    1,687  6.53%
   Loans
    receivable -
    FTE            1,831,338   33,303  7.31%  1,580,926   30,952  7.77%
                  ----------  -------        ----------  -------
     Total
      interest-
      earning
      assets       2,292,851   39,112  6.86%  2,037,029   36,715  7.15%
                              -------                    -------
   Non-earning
    assets           257,680                    242,079
                  ----------                 ----------
     Total
      assets      $2,550,531                 $2,279,108
                  ==========                 ==========

    LIABILITIES AND SHAREHOLDERS' EQUITY
    ------------------------------------

 Liabilities
   Interest-
    bearing
    liabilities
     Interest-
      bearing
      transaction
      and savings
      deposits    $  650,235  $ 3,405  2.11% $  573,488  $ 3,675  2.54%
     Time deposits   917,348   10,117  4.44%    815,599    9,917  4.82%
                  ----------  -------        ----------  -------
       Total
        interest-
        bearing
        deposits   1,567,583   13,522  3.47%  1,389,087   13,592  3.88%
   Federal funds
    purchased          6,578       69  4.22%     13,957      170  4.83%
   Securities
    sold under
    agreement to
    repurchase       117,426      588  2.01%    125,609      974  3.08%
   FHLB borrowed
    funds            276,357    2,575  3.75%    228,360    2,712  4.71%
   Subordinated
    debentures        47,656      811  6.84%     44,586      748  6.66%
                  ----------  -------        ----------  -------
     Total
      interest-
      bearing
      liabilities  2,015,600   17,565  3.50%  1,801,599   18,196  4.01%
                              -------                    -------
   Non-interest
    bearing
    liabilities
     Non-interest-
      bearing
      deposits       237,028                    213,717
     Other
      liabilities     15,155                     13,843
                  ----------                 ----------
       Total
        liabil-
        ities      2,267,783                  2,029,159
 Shareholders'
  equity             282,748                    249,949
                  ----------                 ----------
     Total
      liabilities
      and
      shareholders'
      equity      $2,550,531                 $2,279,108
                  ==========                 ==========
 Net interest
  spread                               3.36%                      3.14%
 Net interest
  income and
  margin - FTE                $21,547  3.78%             $18,519  3.61%
                              =======                    =======

                         Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

                                   Three Months Ended
                  ----------------------------------------------------
                        March 31, 2008             March 31, 2007
                  -------------------------  -------------------------
 (Dollars in       Average    Income/ Yield/  Average    Income/ Yield/
  thousands)       Balance    Expense  Rate   Balance    Expense  Rate
 ---------------  ----------  -------  ----  ----------  -------  ----

    ASSETS
    ------

 Earning assets
   Interest-
    bearing
    balances due
    from banks    $    5,397  $    55  4.10% $    3,793  $    49  5.24%
   Federal funds
    sold              22,701      166  2.94%     18,031      235  5.29%
   Investment
    securities -
    taxable          324,101    3,762  4.67%    407,373    4,586  4.57%
   Investment
    securities -
    non-taxable -
    FTE              109,314    1,826  6.72%     97,785    1,581  6.56%
   Loans
    receivable -
    FTE            1,831,338   33,303  7.31%  1,450,789   28,343  7.92%
                  ----------  -------        ----------  -------
     Total
      interest-
      earning
      assets       2,292,851   39,112  6.86%  1,977,771   34,794  7.13%
                              -------                    -------
   Non-earning
    assets           257,680                    219,924
                  ----------                 ----------
     Total
      assets      $2,550,531                 $2,197,695
                  ==========                 ==========

    LIABILITIES AND SHAREHOLDERS' EQUITY
    ------------------------------------

 Liabilities
   Interest-
    bearing
    liabilities
     Interest-
      bearing
      transaction
      and savings
      deposits    $  650,235  $ 3,405  2.11% $  592,101  $ 4,335  2.97%
     Time deposits   917,348   10,117  4.44%    820,942    9,798  4.84%
                  ----------  -------        ----------  -------
       Total
        interest-
        bearing
        deposits   1,567,583   13,522  3.47%  1,413,043   14,133  4.06%
   Federal funds
    purchased          6,578       69  4.22%     15,397      205  5.40%
   Securities
    sold under
    agreement to
    repurchase       117,426     588   2.01%    115,754    1,224  4.29%
   FHLB borrowed
    funds            276,357   2,575   3.75%    148,897    1,811  4.93%
   Subordinated
    debentures        47,656     811   6.84%     44,654     749   6.80%
                  ----------  -------        ----------  -------
     Total
      interest-
      bearing
      liabilities  2,015,600   17,565  3.50%  1,737,745   18,122  4.23%
                              -------                    -------
   Non-interest
    bearing
    liabilities
     Non-interest-
      bearing
      deposits       237,028                    214,461
     Other
      liabilities     15,155                     12,718
                  ----------                 ----------
       Total
        liabil-
        ities      2,267,783                  1,964,924
 Shareholders'
  equity             282,748                    232,771
                  ----------                 ----------
     Total
      liabilities
      and
      shareholders'
      equity      $2,550,531                 $2,197,695
                  ==========                 ==========
 Net interest
  spread                               3.36%                      2.90%
 Net interest
  income and
  margin - FTE                $21,547  3.78%             $16,672  3.42%
                              =======                    =======

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770